PARENTHETICAL DATA TO THE CONSOLIDATED BALANCE SHEET (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments:
Fixed maturities, available for sale, amortized cost	$ 21,779.1	$ 20,155.8
Equity securities at cost	$ 177.0	$ 68.2
Shareholders' equity:
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	8,000,000,000	8,000,000,000
Common stock, shares issued	241,304,503	251,084,174
Common stock, shares outstanding	241,304,503	251,084,174